Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
June 30, 1999



        Expected B Maturity                         7/17/00


        Blended Coupon                               5.9709%


        Excess Protection Level
        3 Month Average   6.07%
          June, 1999   5.26%
          May, 1999   7.72%
          April, 1999   5.22%


        Cash Yield                                  17.44%


        Investor Charge Offs                         5.06%


        Base Rate                                    7.11%


        Over 30 Day Delinquency                      4.82%


        Seller's Interest                           11.01%


        Total Payment Rate                          13.71%


        Total Principal Balance                     $44,380,968,357.42


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,888,448,838.93